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                                                                     Exhibit 1.1

                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                                                               December 15, 2005

To the Representatives of the
   several Underwriters named in the
   respective Pricing Agreements
   hereinafter described

Ladies and Gentlemen:

      From time to time Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), may enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Securities shall be unconditionally guaranteed (the "Guarantees") by Brandywine Realty Trust, a Maryland real estate investment trust and the sole general partner and a limited partner of the Operating Partnership (the "Parent Guarantor"), and, subject to the terms and conditions of the Indenture (the "Indenture") identified in such Pricing Agreement, certain of the Operating Partnership's subsidiaries (the "Subsidiary Guarantors" and, together with the Parent Guarantor, the "Guarantors").

      The terms and conditions of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture.

      1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto shall act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement (the "Agreement") shall not be construed as an obligation of the Operating Partnership to offer, issue or sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Operating Partnership to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall, among other things, specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated

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Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and registration statement and prospectus with respect thereto) the terms and conditions of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

      2. Representations, Warranties and Agreements of the Operating Partnership and Guarantors. The Operating Partnership and the Guarantors, jointly and severally, represent and warrant to, and agree with, each of the Underwriters as follows:

            (a) A registration statement on Form S-3 (File No. 333-124681) (the "Initial Registration Statement") in respect of the Securities and the Guarantees has been (i) prepared by the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, (ii) filed with the Commission under the Securities Act and (iii) declared effective by the Commission; no stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto, if any, has been issued, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission; and the Operating Partnership and the Guarantors propose to file with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") a prospectus supplement to the form of prospectus included in such registration statement and have previously advised you of all information (financial and other) with respect to the Operating Partnership and the Guarantors to be set forth therein. The term "Registration Statement" means the Initial Registration Statement, as amended at the time such registration statement became effective and as further amended as of the date of this Agreement, including the exhibits thereto and the documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), but excluding the statement of eligibility and qualification on Form T-1; the prospectus contained in the Registration Statement is hereinafter referred to as the "Base Prospectus"; and the final prospectus supplement to such prospectus (including the Base Prospectus), in the form filed with the Commission pursuant to Rule 424(b), is hereinafter called the "Prospectus". If the Operating Partnership and the Guarantors shall have filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Base Prospectus, as supplemented by the preliminary prospectus supplement relating to the Designated Securities, as filed pursuant to Rule 424(b), is hereinafter called the "Preliminary Prospectus". Any reference herein to the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act, as the case may be, on or before the date of the Base Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; any reference herein to the terms "amendment" or

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"supplement", or similar terms, with respect to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act or the Securities Act, as the case may be, after the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report on Form 10-K of the Operating Partnership or the Parent Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

            (b) The Incorporated Documents, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus or Prospectus, when such documents are filed with the Commission or become effective, as the case may be, shall conform in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Registration Statement and the Preliminary Prospectus conform, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus shall conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and shall not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not contain, and the Prospectus and the Prospectus as amended or supplemented shall not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Operating Partnership by an Underwriter of Designated Securities through the Representatives expressly for use in the Preliminary Prospectus or the Prospectus relating to such Designated Securities.

            (d) Prior to or at the time when sales of the Designated Securities were first made in accordance with the applicable Pricing Agreement (the "Time of Sale"), the Operating Partnership prepared the Preliminary Prospectus and each "free writing prospectus" (as defined pursuant to Rule 405 under the Securities Act) specified in Schedule II to the applicable Pricing Agreement (collectively, the "Time of Sale Information"); the Time of Sale Information, at the Time of Sale did not, and at the Time of Delivery (as defined in Section 4 hereof) shall not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any

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statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Operating Partnership by an Underwriter of Designated Securities through the Representatives expressly for use in such Time of Sale Information; and no statement of a material fact included in the Prospectus has been omitted from the Time of Sale Information, and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

            (e) None of the Operating Partnership and the Guarantors (including their agents and representatives, but excluding the Underwriters in their capacity as such) has made, used, prepared, authorized, approved or referred to, nor shall prepare, make, use, authorize, approve or refer to, any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Designated Securities (each such communication by the Company or its agents or representatives not referred to in clauses (i) and (ii) below, an "Issuer Free Writing Prospectus") except for (i) the Preliminary Prospectus and the Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (iii) the documents specified in Schedule II to the applicable Pricing Agreement and other written communications approved in writing in advance by the Representatives; and each Issuer Free Writing Prospectus complied in all material respects with the requirements of the Securities Act, has been filed in accordance with the Securities Act (as and if required by Rule 433 under the Securities Act) and, when taken together with the Preliminary Prospectus, did not, and at the Time of Delivery shall not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply with respect to any statements or omissions made in any Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Operating Partnership in writing by an Underwriter of Designated Securities through the Representatives expressly for use in such Issuer Free Writing Prospectus.

            (f) Except as noted therein, the consolidated financial statements (including the related notes thereto) incorporated by reference in the Preliminary Prospectus and the Prospectus present fairly in all material respects the consolidated financial condition of the Operating Partnership and its consolidated subsidiaries, the Parent Guarantor and its consolidated subsidiaries, and Prentiss Properties Trust and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; any supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the pro forma financial information (including the related notes thereto) contained or incorporated by reference in the Preliminary Prospectus and the Prospectus presents fairly in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and in accordance with the applicable requirements of the Securities Act and the Exchange Act.

            (g) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus and the

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Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Preliminary Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) except as set forth on Schedule III to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Parent Guarantor (other than issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Parent Guarantor or the Operating Partnership, (B) upon exercise of options and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus and the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Parent Guarantor) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, and (ii) there has not been any material adverse change in the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Preliminary Prospectus and the Prospectus.

            (h) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a (i) material adverse effect on the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or (ii) an adverse effect on the ability to perform on the part of, or the performance by, the Operating Partnership and the Guarantors of their respective obligations hereunder and under the Indenture, the Securities and the Guarantees (collectively, a "Material Adverse Effect"); the Parent Guarantor has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and the Prospectus, and has been duly qualified or registered as a foreign real estate investment trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each consolidated subsidiary has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing or subsisting under the laws of its jurisdiction of incorporation, formation or organization, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described

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in the Preliminary Prospectus and the Prospectus, and has been duly qualified or registered as a foreign corporation or other foreign entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (i) The Operating Partnership has an authorized capitalization as set forth in the Preliminary Prospectus and the Prospectus, and all of the issued partnership interests of the Operating Partnership have been duly and validly authorized and issued and are fully paid; the Parent Guarantor has an authorized capitalization as set forth in the Preliminary Prospectus and the Prospectus, and all of the issued beneficial interests of the Parent Guarantor have been duly and validly authorized and issued and are fully paid; all of the issued shares of capital stock, partnership, membership or beneficial interests of each consolidated subsidiary have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable and are owned directly or indirectly by the Operating Partnership, free and clear of all liens, encumbrances or claims (collectively, "Liens"); and the Parent Guarantor is the sole general partner of the Operating Partnership and its ownership percentage in the Operating Partnership is as set forth in the Preliminary Prospectus and the Prospectus.

            (j) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by each of the Operating Partnership and the Guarantors.

            (k) The Indenture has been duly authorized by the Operating Partnership and the Guarantors and qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities, the Indenture shall constitute a valid and legally binding instrument enforceable against the Operating Partnership and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (l) The Securities have been duly authorized by the Operating Partnership, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities shall have been duly executed, authenticated, issued and delivered and shall constitute valid and legally binding obligations of the Operating Partnership enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (m) The Guarantees have been duly authorized by the Guarantors and, when the Securities are issued and delivered pursuant to this Agreement, the Guarantees shall have been duly executed, issued and delivered and shall constitute valid and legally binding obligations of each of the Guarantors enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

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            (n) The Indenture conforms, and the Designated Securities and the
Guarantees shall conform, in all material respects, to the descriptions thereof contained in the Preliminary Prospectus, the Time of Sale Information and the Prospectus.

            (o) Neither the Parent Guarantor nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its declaration of trust, charter, by-laws, partnership agreement, operating agreement or other organizational documents, as applicable, except where, in the case of any subsidiary that is not the Operating Partnership or a Subsidiary Guarantor, the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is a party or by which it or any of them or any of their respective properties is bound, except where the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the issue and sale of the Designated Securities, the issue of the Guarantees, the compliance by the Operating Partnership and the Guarantors with all of the provisions of the Designated Securities, the Guarantees, the Indenture, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated shall not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor shall such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Parent Guarantor, the certificate of limited partnership or partnership agreement of the Operating Partnership, the charter or by-laws or other organizational documents of any of the Subsidiary Guarantors or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities, the issue of the Guarantees or the consummation by the Operating Partnership and the Guarantors of the other transactions contemplated by this Agreement, the applicable Pricing Agreement or the Indenture, except such as have been, or shall have been prior to the Time of Delivery, obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

            (p) Other than as set forth in the Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Parent Guarantor or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is a party or to which any property of the Parent Guarantor or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is subject, which could reasonably be

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expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of the Operating Partnership and the Guarantors, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (q) (i) PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Operating Partnership and the Parent Guarantor, which has audited certain financial statements of the Operating Partnership and its consolidated subsidiaries and of the Parent Guarantor and its consolidated subsidiaries, is an independent registered public accounting firm with respect thereto as required by the Securities Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board; (ii) PricewaterhouseCoopers LLP, the independent registered public accounting firm of Prentiss Properties Trust, which has audited certain financial statements of Prentiss Properties Trust and its consolidated subsidiaries, is an independent public accounting firm with respect thereto as required by the Securities Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board; and (iii) Ernst & Young, the independent registered public accounting firm of The Rubenstein Company, L.P., which has audited certain financial statements of The Rubenstein Company, L.P. and its consolidated subsidiaries, is an independent registered public accounting firm with respect thereto as required by the Securities Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

            (r) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that is material to their respective businesses, in each case free and clear of all Liens except (A) those Liens which have been reflected generally or in the aggregate in the financial statements of the Operating Partnership and of the Parent Guarantor as disclosed in the Preliminary Prospectus and the Prospectus or as are described specifically, generally or in the aggregate in the Preliminary Prospectus and the Prospectus, or (B) such Liens not required by generally accepted accounting principles to be disclosed in the financial statements of the Operating Partnership or of the Parent Guarantor, which do not (a) materially adversely interfere with the use made or proposed to be made of such property by the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (s) None of the Operating Partnership, the Parent Guarantor or any of the Subsidiary Guarantors is, and after giving effect to each offering and sale of the Securities and the issuance of the Guarantees is, or shall be required to register as, an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (t) At all times commencing with the Parent Guarantor's taxable year ended December 31, 1986, the Parent Guarantor has been and after giving effect to the offering and the sale of the Designated Securities and the issuance of the Guarantees shall continue to be, organized and operated in conformity with the requirements for qualification of the Parent Guarantor as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Parent Guarantor shall enable the Parent Guarantor to continue to meet the requirements for qualification and taxation as a REIT under the Code.

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            (u) The Parent Guarantor and its consolidated subsidiaries
(including, without limitation, the Operating Partnership) (A) have filed all federal, state, local and foreign tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus, and (B) have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus.

            (v) The Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Parent Guarantor nor any such consolidated subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect on the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Preliminary Prospectus and the Prospectus.

            (w) No labor dispute or disturbance involving the employees of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) or of any other entity exists or is threatened or imminent that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus.

            (x) The Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) (A) are in compliance with applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
(B) have received, and are in compliance with, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability under any environmental law, except in each case where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus; except as set forth in the Preliminary Prospectus and the Prospectus, neither the Parent Guarantor nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; in the ordinary course of its business, the Operating Partnership and the Parent Guarantor periodically review the effect of Environmental Laws on the business, operations and properties of the Operating Partnership, Parent Guarantor and their respective consolidated subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating

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expenditures required for clean-up, closure of properties or compliance with
Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Operating Partnership and the Parent Guarantor have reasonably concluded that such associated costs and liabilities could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus.

            (y) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by Parent Guarantor and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership), and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Parent Guarantor and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership) is in compliance in all material respects with the currently applicable provisions of ERISA; neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA; and the assets of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) do not, and as of the Time of Delivery shall not, constitute "plan assets" under ERISA.

            (z) The Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act, as amended, except for any such non-compliance that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

            (aa) There is, and has been, no failure on the part of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), and any of their respective trustees, directors or officers in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

            (bb) No relationship (direct or indirect) exists between or among any of the Parent Guarantor or any affiliate of the Parent Guarantor, on the one hand, and any trustee, officer, shareholder, tenant, customer or supplier of the Parent Guarantor or any affiliate of the Parent Guarantor, on the other hand, which is required by the Securities Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement, the

Preliminary Prospectus or the Prospectus which is not so described or is not described as required; and there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Parent Guarantor to or for the benefit of any of the trustees or officers of the Parent Guarantor or any of their respective family members, except as disclosed in (or in documents incorporated into) the Registration Statement, the Preliminary Prospectus and the Prospectus.

            (cc) The Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (dd) The Parent Guarantor and each of its consolidated subsidiaries (including, without limitation, the Operating Partnership) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the knowledge of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) all policies of insurance insuring the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) or their respective businesses, assets, employees, officers and directors are in full force and effect; the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) are in compliance with the terms of such policies and instruments in all material respects; neither the Parent Guarantor nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such coverage; and neither the Parent Guarantor nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has any reason to believe that it shall not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect, except as set forth in the Preliminary Prospectus and the Prospectus.

            (ee) No consolidated subsidiary of the Parent Guarantor (including, without limitation, the Operating Partnership) is currently prohibited, directly or indirectly, from paying any dividends to the Operating Partnership, from making any other distribution on such subsidiary's capital stock or other equity, from repaying to the Operating Partnership any loans or advances to such subsidiary from the Operating Partnership, or from transferring any of such subsidiary's property or assets to the Operating Partnership or any other subsidiary of the Operating Partnership, except that, as set forth in the Preliminary Prospectus and the Prospectus, each of the consolidated subsidiaries of the Parent Guarantor set forth in Schedule IV to the applicable Pricing Agreement require the consent of their respective joint venture partners as a condition to making such payments or transfers and that following an event of default under the loan documents encumbering the properties owned by a subsidiary of the Parent Guarantor (including, without limitation, the Operating Partnership) such subsidiary may be prohibited from making distributions to the Operating Partnership.

            (ff) Neither the Parent Guarantor nor any of its affiliates (including, without limitation, the Operating Partnership) does any business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

            (gg) The statistical and market-related data, if any, included in the Preliminary Prospectus and the Prospectus is based on or derived from sources which the Operating Partnership and the Guarantors believe, in good faith, to be reliable and accurate in all material respects.

            (hh) The Parent Guarantor is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) and is a "well-known seasoned issuer" (as defined in Rule 405 under the Securities Act), in each case at the times relevant under the Securities Act in connection with the offering of the Designated Securities. Each of the Operating Partnership and the Subsidiary Guarantors is not an ineligible issuer at the times relevant under the Securities Act in connection with the offering of the Designated Securities.

In addition to the foregoing representations and warranties set forth in this
Section 2, the Parent Guarantor and the Operating Partnership represent and warrant separately to the Underwriters, to the fullest extent applicable, to the same effect as the representations and warranties set forth in this Section, but with respect to Prentiss Properties Trust and its consolidated subsidiaries (it being understood and agreed that, in giving or making such representations and warranties with respect to Prentiss Properties Trust and its consolidated subsidiaries, the Parent Guarantor and the Operating Partnership are doing so solely to the best of their knowledge).

      3. Offer and Sale of Designated Securities. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities and the Guarantees thereof, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

      4. Payment and Settlement for Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours' prior notice to the Operating Partnership, shall be delivered by or on behalf of the Operating Partnership to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Operating Partnership in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Operating Partnership may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

      5. Further Agreements of he Operating Partnership and Guarantors. The Operating Partnership and the Guarantors, jointly and severally, agree with each of the Underwriters of any Designated Securities as follows:

            (a) To prepare the Prospectus in relation to the applicable Designated Securities and the Guarantees in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act no later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to file any Issuer Free Writing Prospectus to the extent, and within the time period, required by Rule 433 under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus after the Time of Sale and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; not to use, authorize, approve, refer to or file any Issuer Free Writing Prospectus which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any amendment or supplement to the Registration Statement or the Prospectus after the Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Operating Partnership or the Guarantors with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities; and during such same period to advise the Representatives, promptly after it receives notice thereof, of (i) the time when any amendment to the Registration Statement has been filed or becomes effective or any prospectus supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to such Designated Securities, (iii) the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, (iv) the initiation or threatening of any proceeding for any such purpose or pursuant to
Section 8A of the Securities Act, or (v) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities and Guarantees for offering and sale under the securities laws of such jurisdictions within the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Designated Securities and Guarantees; provided, however, that in connection therewith neither the Operating Partnership nor any of the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein; (ii) copies of the Time of Sale Information; and (iii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Securities and the issuance of the Guarantees; if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, subject to Section 5(a) hereof, to prepare and file such document and to furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a prospectus supplement to the Prospectus, which shall correct such statement or omission or effect such compliance; and if at any time prior to the Time of Delivery any event shall have occurred as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary to amend or supplement the Time of Sale Information to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives thereof and, subject to Section 5(a) hereof, prepare and file with the Commission (to the extent required) and to furnish to the Underwriters and to any dealer as the Representatives may reasonably request, such amendments or supplements to the Time of Sale Information as will correct such statement or omission or effect such compliance;

            (d) During the period beginning from the date of the Pricing Agreement for the Designated Securities and continuing to and including the date specified in the Pricing Agreement for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Operating Partnership or any of the Guarantors that mature more than one year after the Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

            (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Operating Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Operating Partnership, Rule 158);

            (f) To apply the net proceeds from the sale of the Designated Securities as described in the Preliminary Prospectus and the Prospectus;

            (g) Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation, which is contrary to any applicable law, of the price of any security of the Operating Partnership to facilitate the sale or resale of the Securities;

            (h) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

            (i) In the case of the Parent Guarantor, to use its best efforts to continue to be organized and operated in conformity with the requirements for qualification as a REIT under the Code for each of its taxable years for so long as the Board of Trustees of the Parent Guarantor deems it in the best interests of the Parent Guarantor's shareholders to remain so qualified and not to be materially and adversely against the interests of the holders of the Designated Securities to fail to be so qualified; and

            (j) To retain, pursuant to reasonable procedures developed in good faith, copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

      6. Certain Agreements of the Underwriters Regarding Free Writing Prospectuses. Each Underwriter, severally and not jointly, hereby represents and warrants to, and agrees with, the Operating Partnership and the Guarantors as follows:

            (a) Such Underwriter has not used, authorized, referred to or participated in the planning for use of, and shall not use, authorize, refer to or participate in the planning for use of, any "free writing prospectus" (as defined in Rule 405 under the Securities Act) except for (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 (other than a free writing prospectus under Section 6(b) below), (ii) any Issuer Free Writing Prospectus listed on Schedule II to the applicable Pricing Agreement or prepared pursuant to Section 2(e) or Section 5(a) hereof, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Operating Partnership in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an "Underwriter Free Writing Prospectus");

            (b) Such Underwriter has not used, and shall not, without the prior written consent of the Operating Partnership, use, any free writing prospectus that contains the final terms of the Designated Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided, however, that Underwriters may use a term sheet substantially in the form of Annex II hereto without the prior consent of the Operating Partnership;

            (c) Such Underwriter shall, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act; and

            (d) Such Underwriter is not subject to any pending proceeding under
Section 8A of the Securities Act with respect to the offering of the Designated Securities (and shall promptly notify the Operating Partnership if any such proceeding against it is initiated during the period in which a prospectus (or in lieu thereof, a notice pursuant to Rule 173(a) of the Securities Act) is required to be delivered in connection with sales of Designated Securities).

            7. Payment of Expenses. The Operating Partnership and the Guarantors, jointly and severally, covenant and agree with the several Underwriters that the Operating Partnership and the Guarantors shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Operating Partnerships and the Guarantors' counsel and accountants in connection with the registration of the Securities and the Guarantees under the Securities Act; (ii) all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto, and any Issuer Free Writing Prospectus. and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Operating Partnership or the Parent Guarantor in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of the counsel to the Underwriters, in connection with such qualification and in connection with any Blue Sky and legal investment surveys; (v) any fees charged by securities rating agencies for rating the Securities; (vi) any filing fees incident to, and the reasonable fees and disbursements of the counsel to the Underwriters, in connection with any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities and the Guarantees; (viii) the reasonable fees and expenses of any Trustee identified in a Pricing Agreement (the "Trustee") and any agent of any Trustee and any transfer or paying agent of the Operating Partnership and the Guarantors and the reasonable fees and disbursements of counsel to the Trustee or such agent in connection with any Indenture, the Securities and the Guarantees; (ix) any transfer or similar taxes payable in connection with the issuance, sale and delivery of the Designated Securities and the Guarantees to the Underwriters; and (x) all other costs and expenses incident to the performance of its obligations hereunder, which are not otherwise specifically provided for in this Section. It is understood, however, that, except as otherwise specifically provided in this Section 7 and Sections 9 and 12 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of the counsel to the Underwriters, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

            8. Conditions of Underwriters' Obligations. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the Representatives' discretion, to the condition that all representations and warranties and other statements of the Operating Partnership and the Guarantors included or incorporated by reference in the Pricing Agreement relating to such Designated Securities are true and correct at and as of the Time of Delivery for such Designated Securities and the condition that prior to such Time of Delivery the Operating Partnership and the Guarantors shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) (i) The Preliminary Prospectus and the Prospectus in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; (ii) each Issuer Free Writing Prospectus relating to the Designated Securities (including, without limitation, an Issuer Free Writing Prospectus setting forth the final terms of the Designated Securities) shall have been filed with the Commission pursuant to Rule 433 under the Securities Act within the applicable time period prescribed for such filing by Rule 433 and in accordance with Section 5(a) hereof; (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission; and (iv) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

            (b) Simpson Thacher & Bartlett LLP, counsel to the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the good standing status of the Operating Partnership and the Guarantors, the Indenture, the Securities, the Guarantees, the Registration Statement, the Prospectus, the Time of Sale Information and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

            (c) Pepper Hamilton LLP, counsel to the Operating Partnership and the Guarantors, shall have furnished to the Representatives their written opinion dated the Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

                  (i) The Operating Partnership has been duly formed and is
            validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and the Prospectus;

                  (ii) The Parent Guarantor has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and the Prospectus;

                  (iii) Each Subsidiary Guarantor has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation, formation or organization, with corporate, limited liability company or partnership power and authority to own its properties and conduct its business as described in the Preliminary Prospectus and the Prospectus; and all of the issued shares of capital stock, limited liability company, partnership or beneficial interests of each Subsidiary Guarantor have been duly and validly authorized and issued, are fully paid and, as applicable, non-assessable;

                  (iv) All of the issued partnership interests of the Operating
            Partnership have been duly and validly authorized and issued and are fully paid; all of the issued beneficial interests of the Parent Guarantor have been duly and validly authorized and issued and are fully paid; and the Parent Guarantor is the sole general partner of the Operating Partnership and its percentage interest and ownership in the Operating Partnership is as set forth in the Preliminary Prospectus and the Prospectus;

                  (v) The Operating Partnership has been duly qualified or
            registered as a foreign partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Parent Guarantor has been duly qualified or registered as a foreign trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each Subsidiary Guarantor has been duly qualified or registered as a foreign corporation or other entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Operating Partnership and Guarantors, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

                  (vi) To such counsel's knowledge and other than as set forth in the Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party, or of which any property of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is the subject, which are required, individually or in the aggregate, to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus which are not fairly described therein as required; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) This Agreement and the applicable Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Operating Partnership and the Guarantors;

                  (viii) The Indenture has been duly authorized, executed and delivered by the Operating Partnership and the Guarantors and constitutes a valid and legally binding instrument, enforceable against the Operating Partnership and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Indenture is considered in a proceeding at law or equity); and the Indenture has been duly qualified under the Trust Indenture Act;

                  (ix) The Designated Securities have been duly authorized,
            executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits provided by the Indenture and are enforceable against the Operating Partnership in accordance with the terms of the Designated Securities, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Designated Securities is considered in a proceeding at law or equity);

                  (x) The Guarantees have been duly authorized, executed,
            authenticated, issued and delivered and constitute valid and legally binding obligations of the Guarantors and are enforceable against the Guarantors in accordance with the terms of the Guarantees, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Guarantees is considered in a proceeding at law or equity);

                  (xi) The Designated Securities, the Guarantees and the
            Indenture conform in all material respects to the descriptions thereof in the Preliminary Prospectus and the Prospectus as amended or supplemented;

                  (xii) The issue and sale of the Designated Securities, the issue of the Guarantees, the compliance by the Operating Partnership and the Guarantors with all of the provisions of the Designated Securities, the Guarantees, the Indenture, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor do such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Parent Guarantor, the certificate of limited partnership or partnership agreement of the Operating Partnership, the charter or by-laws or other organizational documents of any of the Subsidiary Guarantors or any law, statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties;

                  (xiii) No consent, approval, authorization, order,
            registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities, the issue of the Guarantees, or the consummation by the Operating Partnership and the Guarantors of the other transactions contemplated by this Agreement, the applicable Pricing Agreement or the Indenture, except such as have been obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                  (xiv) The Registration Statement, the Preliminary Prospectus,
            any Issuer Free Writing Prospectus included in the Time of Sale Information and the Prospectus and any amendments and supplements thereto made by the Operating Partnership and the Guarantors prior to the Time of Delivery for the Designated Securities (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder;

                  (xv) The Incorporated Documents (other than the financial
            statements and related notes and schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission or became effective, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel have no reason to believe that any of the Incorporated Documents, when they were so filed or became effective, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (xvi) The statements made under the caption under "Material
            Federal Income Tax Consequences" in the Prospectus, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

                  (xvii) The Registration Statement has become effective under the Securities Act; the Preliminary Prospectus and the Prospectus relating to the Designated Securities and the Guarantees were filed with the Commission within the prescribed time periods pursuant to Rule 424(b) of the rules and regulations under the Securities Act; any Issuer Free Writing Prospectus relating to the Designated Securities was filed with the Commission within the prescribed time periods pursuant to Rule 433 under the Securities Act; and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued or proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission;

                  (xviii) Such counsel has no reason to believe that (A) as of their respective effective dates, the Registration Statement or any amendment thereto made by the Operating Partnership and the Guarantors prior to the Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of the Time of Sale (which such counsel may assume to be the date of the applicable Pricing Agreement), the Time of Sale Information (other than the financial statements and related notes and schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (C) as of its date and as of the Time of Delivery, the Prospectus or any amendment or prospectus supplement thereto made by the Operating Partnership and the Guarantors prior to the Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus or required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus that are not filed or incorporated by reference or described as required.

The opinions as to enforceability expressed in paragraphs (viii), (ix) and (x) above shall be understood to mean only that, if there is a default in performance of an obligation, (A) if a failure to pay or other damages can be shown and (B) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses and to the exceptions set forth in paragraphs (viii), (ix) and (x) above, the court will provide a money damage (or, as appropriate, injunctive or specific performance) remedy;

            (d) (i) On the date of the applicable Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Operating Partnership and the Parent Guarantor, which has audited the financial statements of the Operating Partnership and its consolidated subsidiaries and of the Parent Guarantor and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus; and (ii) on the date of the applicable Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP, the independent registered public accounting firm of Prentiss Properties Trust, which has audited the financial statements of Prentiss Properties Trust and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus;

            (e) (i) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Securities), except as set forth in Schedule IV to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Parent Guarantor (other than issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business, (B) upon exercise of options and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus and the

Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Parent Guarantor) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Preliminary Prospectus and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Securities), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities and the Guarantees on the terms and in the manner contemplated in the Preliminary Prospectus and the Prospectus;

            (f) On or after the date of the Pricing Agreement relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Operating Partnership's debt securities or the Parent Guarantor's debt securities or, if applicable, preferred shares of beneficial interest by any "nationally recognized statistical rating organization", as the term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership's debt securities or the Parent Guarantor's debt securities or preferred shares;

            (g) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Operating Partnership or the Parent Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services; or (iv) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or declaration of national emergency or war by the United States or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Designated Securities on the terms and in the manner contemplated by this Agreement, the Preliminary Prospectus, the Time of Sale Information and the Prospectus; and

            (h) The Operating Partnership and the Guarantors shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Operating Partnership and the Guarantors in such form and executed by such officers of the Operating Partnership and the Guarantors as shall be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Operating Partnership and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Operating Partnership and the Guarantors of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 8(a), 8(e) and 8(f) hereof and as to such other matters (including, without limitation, with respect to compliance with debt agreements and instruments) as the Representatives may reasonably request.

      9. Indemnification and Contribution. (a) The Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or any "issuer information" (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d), or (ii) the omission or alleged omission to state in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendments or supplements thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or issuer information (as defined above) a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee and controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Operating Partnership by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus relating to such Designated Securities.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors and their directors, officers and employees and each person, if any, who controls the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus, or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Preliminary Prospectus any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Operating Partnership by such Underwriter through the Representatives expressly for use therein, and shall reimburse the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor for any legal or other expenses reasonably incurred by the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under Section 9(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by the Representatives, if the indemnified parties under this Section 9 consist of any Underwriter of the Designated Securities or any of its respective directors, officers, employees or controlling persons, or by the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor, if the indemnified parties under this Section 9 consist of the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor or any of their directors, officers, administrative trustees or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 9, references to "counsel" shall include a firm of attorneys.

            (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor on the one hand or by any such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Operating Partnership, the Parent Guarantor, the Subsidiary Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

            (e) The obligations of the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors under this Section 9 shall be in addition to any liability which the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor and to each person, if any, who controls the Operating Partnership, the Parent Guarantor or any Subsidiary Guarantor within the meaning of the Securities Act.

      10. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Operating Partnership shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Operating Partnership that they have so arranged for the purchase of such Designated Securities, or the

Operating Partnership notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Operating Partnership shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Operating Partnership agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Operating Partnership as provided in Section 10(a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Operating Partnership shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Operating Partnership as provided in Section 10(a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities as referred to in Section 10(a) above, or if the Operating Partnership shall not exercise the right described in Section 10(a) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Operating Partnership, except for the expenses to be borne by the Operating Partnership and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in
Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Operating Partnership, the Guarantors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer or director or controlling person of any Underwriter, or the Operating Partnership or any Guarantor, or any officer or director or controlling person of the Operating Partnership or any Guarantor, and shall survive delivery of and payment for the Securities.

      12. Termination. If any Pricing Agreement shall be terminated pursuant to
Section 10 hereof or if any condition in Section 8(g)(i), 8(g)(iii) or 8(g)(iv) hereof is not satisfied, the Operating Partnership and the Guarantors shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 7 and 9 hereof, but, if for any other reason, Designated Securities are not delivered by or on behalf of the Operating Partnership as provided herein, the Operating Partnership or the Guarantors shall reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Operating Partnership and the Guarantors shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

      13. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

      14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Operating Partnership or the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Operating Partnership and the Guarantors set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address shall be supplied to the Operating Partnership by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      15. Nature of Underwriters' Obligations. Each of the Operating Partnership and the Parent Guarantor acknowledges and agrees that (i) the purchase and sale of the Designated Securities pursuant to this Agreement and the applicable Pricing Agreement is an arm's-length commercial transaction between the Operating Partnership and the Guarantors, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Operating Partnership, the Parent Guarantor or the Subsidiary Guarantors, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Operating Partnership, the Parent Guarantor or the Subsidiary Guarantors with respect to the offering of the Designated Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Operating Partnership, the Parent Guarantor or the Subsidiary Guarantors on other matters) or any other obligation to the Operating Partnership, the Parent Guarantor or the Subsidiary Guarantors except the obligations expressly set forth in this Agreement and the applicable Pricing Agreement and (iv) the Operating Partnership, the Parent Guarantor and the Subsidiary Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Operating Partnership and the Parent Guarantor agrees that it shall not claim that the Underwriters, or any of them, owes an advisory, fiduciary or similar duty to the Operating Partnership, the Parent Guarantor or the Subsidiary Guarantors, in connection with such transaction or the process leading thereto.

      16. Persons Entitled to Benefit of Agreement. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Operating Partnership, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the directors, officers and employees of the Operating Partnership, the Guarantors or any Underwriter and each person who controls the Operating Partnership, the Guarantors or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      17. Time of Essence. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day on which the New York Stock Exchange, Inc. is open for trading.

      18. Governing Law. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      19. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                    Very truly yours,

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By: Brandywine Realty Trust, its General
                                        Partner

                                    By: /s/ Gerard H. Sweeney
                                       -----------------------------------------
                                    Name: Gerard H. Sweeney
                                    Title: President and Chief Executive Officer


                                    BRANDYWINE REALTY TRUST

                                    By: /s/ Gerard H. Sweeney
                                        ----------------------------------------
                                    Name: Gerard H. Sweeney
                                    Title: President and Chief Executive Officer

                                    AAPOP 2, L.P.

                                    By: Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, one of its general
                                        partners

                                        By: Brandywine Witmer, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P.,
                                                a Delaware limited
                                                partnership, its sole member

                                                By: Brandywine Realty Trust,
                                                    a Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                    By: Brandywine Witmer, L.L.C., a
                                        Pennsylvania limited liability
                                        company, one of its general partners

                                        By: Brandywine Operating
                                            Partnership, L.P., a Delaware
                                            limited partnership, its sole
                                            member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE AMBASSADOR, L.P.

                                        By: Brandywine Ambassador, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE BYBERRY LP, a Delaware
                                        limited partnership

                                        By: Brandywine Byberry LLC, a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Operating
                                                Partnership, a Delaware limited
                                                partnership, its sole member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE CENTRAL L.P.

                                        By: Brandywine F.C., L.P., a
                                            Pennsylvania limited partnership,
                                            its general partner

                                            By: Brandywine F.C., L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        BRANDYWINE CIRA, L.P.

                                        By: Brandywine Cira, LLC, a Pennsylvania
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE F.C., L.P.

                                        By: Brandywine F.C., L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE GRANDE B, L.P.

                                        By: Brandywine Grande B, L.L.C., a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE METROPLEX, L.P.

                                        By: Brandywine Metroplex, LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE MIDATLANTIC LP, a Delaware
                                        limited partnership

                                        By: Brandywine Midatlantic LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE P.M., L.P.

                                        By: Brandywine P.M., L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE TB FLORIG, L.P.

                                        By: Brandywine TB Florig, LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB INN, L.P.

                                        By: Brandywine TB Inn, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB I, L.P.

                                        By: Brandywine TB I, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE TB II, L.P.

                                        By: Brandywine TB II, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB V, L.P.

                                        By: Brandywine TB V, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB VI, L.P.

                                        By: Brandywine TB VI, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE TB VIII, L.P.

                                        By: Brandywine TB VIII, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        C/N IRON RUN LIMITED PARTNERSHIP III

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        C/N LEEDOM LIMITED PARTNERSHIP II

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        C/N OAKLANDS LIMITED PARTNERSHIP I

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        C/N OAKLANDS LIMITED PARTNERSHIP III

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        E-TENANTS.COM HOLDING, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        FIFTEEN HORSHAM, L.P.

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        IRON RUN LIMITED PARTNERSHIP V

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        LC/N HORSHAM LIMITED PARTNERSHIP

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        LC/N KEITH VALLEY LIMITED PARTNERSHIP I

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        NEWTECH IV LIMITED PARTNERSHIP

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        NICHOLS LANSDALE LIMITED PARTNERSHIP III

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        OLS OFFICE PARTNERS, L.P., a Delaware
                                        limited partnership

                                        By: Brandywine One Logan LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                        Trust, a Maryland real
                                                        estate investment trust,
                                                        its general partner*


                                        RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership

                                        By: Brandywine Radnor Center LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR PROPERTIES ASSOCIATES-II, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR PROPERTIES-SDC, L.P., a Delaware
                                        limited partnership

                                        By: Radnor GP-SDC, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC,
                                                            a Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR PROPERTIES-200 RC, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-200 RC, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties-200 RC
                                                Holdings, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Radnor 200
                                                    Holdings LLC, a Delaware
                                                    limited liability company,
                                                    its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*


                                        RADNOR PROPERTIES-200 RC HOLDINGS, L.P., a Delaware limited partnership

                                        By: Brandywine Radnor 200 Holdings LLC,
                                            a Delaware limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        RADNOR PROPERTIES-201 KOP, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-201 KOP, L.L.C., a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC, a
                                                            Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment*

                                        RADNOR PROPERTIES-555 LA, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-555 LA, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC, a
                                                            Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        WITMER OPERATING PARTNERSHIP I, L.P.

                                        By: Brandywine Witmer, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        100 ARRANDALE ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        111 ARRANDALE ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        440 CREAMERY WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        442 CREAMERY WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        481 JOHN YOUNG WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        INTERSTATE CENTER ASSOCIATES

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        By: Brandywine Interstate 50, L.L.C., a
                                            Delaware limited liability company,
                                            one of its general partners

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        IR NORTHLIGHT II ASSOCIATES

                                        By: AAPOP 2, L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Witmer Operating Partnership I,
                                                L.P., a Delaware limited
                                                partnership, one of its general
                                                partners

                                                By: Brandywine Witmer, L.L.C., a
                                                    Pennsylvania limited
                                                    liability company, its
                                                    general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, one of its general
                                                partners

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        PLYMOUTH TFC GENERAL PARTNERSHIP

                                        By: Brandywine P.M., L.P., a
                                            Pennsylvania Limited Partnership,
                                            its general partner

                                            By: Brandywine P.M., L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BTRS, INC.*

                                        SOUTHPOINT LAND HOLDINGS, INC.*

                                        VALLEYBROOKE LAND HOLDINGS, INC.*

                                        BRANDYWINE AMBASSADOR, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE BYBERRY LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CHARLOTTESVILLE LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CHRISTINA LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CIRA, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE DABNEY, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE DOMINION, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE F.C., L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE GRANDE B, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE GREENTREE V, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE INTERSTATE 50, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE-MAIN STREET, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE METROPLEX LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE MIDATLANTIC LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE ONE LOGAN LLC, a Pennsylvania limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        BRANDYWINE ONE RODNEY SQUARE LLC, a
                                        Delaware limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BRANDYWINE P.M., L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE PIAZZA, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE PLAZA 1000, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE PROMENADE, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE RADNOR CENTER LLC, a
                                        Pennsylvania limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            general partner

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BRANDYWINE RADNOR 200 HOLDINGS LLC, a
                                        Delaware limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB FLORIG, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE TB INN, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB I, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB II, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB V, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB VI, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE TB VIII, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TRENTON URBAN RENEWAL, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE WITMER, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE 300 DELAWARE LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        CHRISTIANA CENTER OPERATING COMPANY III
                                        LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        E-TENANTS LLC

                                        By: e-Tenants.com Holding, L.P., a
                                            Pennsylvania limited partnership,
                                            its sole member

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its general
                                                partner

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        RADNOR GP, L.L.C., a Delaware limited
                                        liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        RADNOR GP-SDC, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties Associates-II,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Radnor GP, L.L.C., a Delaware
                                                limited liability company, its
                                                general partner

                                                By: Brandywine Midatlantic LP, a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Midatlantic
                                                        LLC, a Delaware limited
                                                        liability company, its
                                                        general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR GP-200 RC, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties-200 RC Holdings,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Radnor 200 Holdings
                                                LLC, a Delaware limited
                                                liability company, its general
                                                partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        RADNOR GP-201 KOP, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties Associates-II,
                                            L.P., a Delaware limited
                                            partnership, managing member

                                            By: Radnor GP, L.L.C., a Delaware
                                                limited liability company, its
                                                general partner

                                                By: Brandywine Midatlantic LP,
                                                    a Delaware limited
                                                    partnership, its managing
                                                    member

                                                    By: Brandywine Midatlantic
                                                        LLC, a Delaware limited
                                                        liability company, its
                                                        general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                RADNOR GP-555 LA, L.L.C., a Delaware
                                limited liability company

                                By: Radnor Properties Associates-II,
                                    L.P., a Delaware limited
                                    partnership, managing member

                                    By: Radnor GP, L.L.C., a Delaware
                                        limited liability company, its
                                        general partner

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited
                                            partnership, its managing
                                            member

                                            By: Brandywine Midatlantic
                                                LLC, a Delaware limited
                                                liability company, its
                                                general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its
                                                    sole member

                                                By: Brandywine Realty
                                                    Trust, a Maryland
                                                    real estate
                                                    investment trust,
                                                    its general partner*


                                  * By: /s/ Gerard H. Sweeney
                                        ----------------------------------------
                                    Name: Gerard H. Sweeney
                                    Title: President and Chief Executive Officer

J.P. MORGAN SECURITIES INC.

By: /s/ Maria Sramek
    -----------------------------
Name: Maria Sramek
Title: Vice Persident


BANC OF AMERICA SECURITIES LLC

By: /s/ Peter J. Carbone
    ------------------------------
Name: /s/ Peter J. Carbone
Title: Vice President

On behalf of themselves and each of the other several Underwriters

                                                                         ANNEX I

                                PRICING AGREEMENT

                                                               December __, 2005

J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
As Representatives of the several
Underwriters named in Schedule I hereto
Ladies and Gentlemen:

            Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December 15, 2005 (the "Underwriting Agreement"), among the Operating Partnership, Brandywine Realty Trust, a Maryland real estate investment trust and sole general partner and a limited partner of the Operating Partnership (the "Parent Guarantor"), each of the subsidiaries of the Operating Partnership parties thereto (the "Subsidiary Guarantors"; and, together with the Parent Guarantor, the "Guarantors") and you to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Preliminary Prospectus and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Preliminary Prospectus and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Preliminary Prospectus and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Securities pursuant to
Section 13 of the Underwriting Agreement and the addresses of the Representatives referred to in such Section 13 are set forth in Schedule II hereto.

            An amendment to the Registration Statement, or a prospectus supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

            Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Operating Partnership and the Guarantors agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Operating Partnership and the Guarantors, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us ____ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Operating Partnership and the Guarantors.

                                        Very truly yours,

                                        BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                        By: Brandywine Realty Trust, its General
                                            Partner

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BRANDYWINE REALTY TRUST

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        AAPOP 2, L.P.

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P.,
                                                    a Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        By: Brandywine Witmer, L.L.C., a
                                            Pennsylvania limited liability
                                            company, one of its general partners

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE AMBASSADOR, L.P.

                                        By: Brandywine Ambassador, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE BYBERRY LP, a Delaware
                                        limited partnership

                                        By: Brandywine Byberry LLC, a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Operating
                                                Partnership, a Delaware limited
                                                partnership, its sole member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE CENTRAL L.P.

                                        By: Brandywine F.C., L.P., a
                                            Pennsylvania limited partnership,
                                            its general partner

                                            By: Brandywine F.C., L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BRANDYWINE CIRA, L.P.

                                        By: Brandywine Cira, LLC, a Pennsylvania
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE F.C., L.P.

                                        By: Brandywine F.C., L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE GRANDE B, L.P.

                                        By: Brandywine Grande B, L.L.C., a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE METROPLEX, L.P.

                                        By: Brandywine Metroplex, LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE MIDATLANTIC LP, a Delaware
                                        limited partnership

                                        By: Brandywine Midatlantic LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE P.M., L.P.

                                        By: Brandywine P.M., L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB FLORIG, L.P.

                                        By: Brandywine TB Florig, LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB INN, L.P.

                                        By: Brandywine TB Inn, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE TB I, L.P.

                                        By: Brandywine TB I, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB II, L.P.

                                        By: Brandywine TB II, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB V, L.P.

                                        By: Brandywine TB V, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        BRANDYWINE TB VI, L.P.

                                        By: Brandywine TB VI, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        BRANDYWINE TB VIII, L.P.

                                        By: Brandywine TB VIII, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        C/N IRON RUN LIMITED PARTNERSHIP III

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        C/N LEEDOM LIMITED PARTNERSHIP II

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        C/N OAKLANDS LIMITED PARTNERSHIP I

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        C/N OAKLANDS LIMITED PARTNERSHIP III

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        E-TENANTS.COM HOLDING, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        FIFTEEN HORSHAM, L.P.

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        IRON RUN LIMITED PARTNERSHIP V

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        LC/N HORSHAM LIMITED PARTNERSHIP

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        LC/N KEITH VALLEY LIMITED PARTNERSHIP I

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        NEWTECH IV LIMITED PARTNERSHIP

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        NICHOLS LANSDALE LIMITED PARTNERSHIP III

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        OLS OFFICE PARTNERS, L.P., a Delaware
                                        limited partnership

                                        By: Brandywine One Logan LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                        Trust, a Maryland real
                                                        estate investment trust,
                                                        its general partner*

                                        RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership

                                        By: Brandywine Radnor Center LLC, a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*


                                        RADNOR PROPERTIES ASSOCIATES-II, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Brandywine Midatlantic LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Brandywine Midatlantic LLC,
                                                    a Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR PROPERTIES-SDC, L.P., a Delaware
                                        limited partnership

                                        By: Radnor GP-SDC, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC,
                                                            a Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR PROPERTIES-200 RC, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-200 RC, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties-200 RC
                                                Holdings, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Radnor 200
                                                    Holdings LLC, a Delaware
                                                    limited liability company,
                                                    its general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*


                                        RADNOR PROPERTIES-200 RC HOLDINGS, L.P., a Delaware limited partnership

                                        By: Brandywine Radnor 200 Holdings LLC,
                                            a Delaware limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        RADNOR PROPERTIES-201 KOP, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-201 KOP, L.L.C., a
                                            Delaware limited liability company,
                                            its general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC, a
                                                            Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment*

                                        RADNOR PROPERTIES-555 LA, L.P., a
                                        Delaware limited partnership

                                        By: Radnor GP-555 LA, L.L.C., a Delaware
                                            limited liability company, its
                                            general partner

                                            By: Radnor Properties Associates-II,
                                                L.P., a Delaware limited
                                                partnership, managing member

                                                By: Radnor GP, L.L.C., a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: Brandywine Midatlantic
                                                        LP, a Delaware limited
                                                        partnership, its
                                                        managing member

                                                        By: Brandywine
                                                            Midatlantic LLC, a
                                                            Delaware limited
                                                            liability company,
                                                            its general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        WITMER OPERATING PARTNERSHIP I, L.P.

                                        By: Brandywine Witmer, L.L.C., a
                                            Pennsylvania limited liability
                                            company, its general partner

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*


                                        100 ARRANDALE ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        111 ARRANDALE ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        440 CREAMERY WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        442 CREAMERY WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        481 JOHN YOUNG WAY ASSOCIATES, L.P.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its general partner

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        INTERSTATE CENTER ASSOCIATES

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        By: Brandywine Interstate 50, L.L.C., a
                                            Delaware limited liability company,
                                            one of its general partners

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its sole
                                                member

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        IR NORTHLIGHT II ASSOCIATES

                                        By: AAPOP 2, L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Witmer Operating Partnership I,
                                                L.P., a Delaware limited
                                                partnership, one of its general
                                                partners

                                                By: Brandywine Witmer, L.L.C., a
                                                    Pennsylvania limited
                                                    liability company, its
                                                    general partner

                                                    By: Brandywine Operating
                                                        Partnership, L.P., a
                                                        Delaware limited
                                                        partnership, its sole
                                                        member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, one of its general
                                                partners

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        PLYMOUTH TFC GENERAL PARTNERSHIP

                                        By: Brandywine P.M., L.P., a
                                            Pennsylvania Limited Partnership,
                                            its general partner

                                            By: Brandywine P.M., L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        By: Witmer Operating Partnership I,
                                            L.P., a Delaware limited
                                            partnership, one of its general
                                            partners

                                            By: Brandywine Witmer, L.L.C., a
                                                Pennsylvania limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BTRS, INC.*

                                        SOUTHPOINT LAND HOLDINGS, INC.*

                                        VALLEYBROOKE LAND HOLDINGS, INC.*

                                        BRANDYWINE AMBASSADOR, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE BYBERRY LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CHARLOTTESVILLE LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CHRISTINA LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE CIRA, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE DABNEY, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE DOMINION, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE F.C., L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE GRANDE B, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE GREENTREE V, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE INTERSTATE 50, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE-MAIN STREET, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE METROPLEX LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE MIDATLANTIC LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE ONE LOGAN LLC, a Pennsylvania limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        BRANDYWINE ONE RODNEY SQUARE LLC, a
                                        Delaware limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BRANDYWINE P.M., L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE PIAZZA, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE PLAZA 1000, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE PROMENADE, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE RADNOR CENTER LLC, a
                                        Pennsylvania limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            general partner

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        BRANDYWINE RADNOR 200 HOLDINGS LLC, a
                                        Delaware limited liability company

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB FLORIG, LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE TB INN, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB I, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB II, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB V, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TB VI, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE TB VIII, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE TRENTON URBAN RENEWAL, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        BRANDYWINE WITMER, L.L.C.

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*

                                        BRANDYWINE 300 DELAWARE LLC, a Delaware
                                        limited liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        CHRISTIANA CENTER OPERATING COMPANY III
                                        LLC

                                        By: Brandywine Operating Partnership,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner*


                                        E-TENANTS LLC

                                        By: e-Tenants.com Holding, L.P., a
                                            Pennsylvania limited partnership,
                                            its sole member

                                            By: Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, its general
                                                partner

                                                By: Brandywine Realty Trust, a
                                                    Maryland real estate
                                                    investment trust, its
                                                    general partner*

                                        RADNOR GP, L.L.C., a Delaware limited
                                        liability company

                                        By: Brandywine Midatlantic LP, a
                                            Delaware limited partnership, its
                                            sole member

                                            By: Brandywine Midatlantic LLC, a
                                                Delaware limited liability
                                                company, its general partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*


                                        RADNOR GP-SDC, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties Associates-II,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Radnor GP, L.L.C., a Delaware
                                                limited liability company, its
                                                general partner

                                                By: Brandywine Midatlantic LP, a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Midatlantic
                                                        LLC, a Delaware limited
                                                        liability company, its
                                                        general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR GP-200 RC, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties-200 RC Holdings,
                                            L.P., a Delaware limited
                                            partnership, its sole member

                                            By: Brandywine Radnor 200 Holdings
                                                LLC, a Delaware limited
                                                liability company, its general
                                                partner

                                                By: Brandywine Operating
                                                    Partnership, L.P., a
                                                    Delaware limited
                                                    partnership, its sole member

                                                    By: Brandywine Realty Trust,
                                                        a Maryland real estate
                                                        investment trust, its
                                                        general partner*

                                        RADNOR GP-201 KOP, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties Associates-II,
                                            L.P., a Delaware limited
                                            partnership, managing member

                                            By: Radnor GP, L.L.C., a Delaware
                                                limited liability company, its
                                                general partner

                                                By: Brandywine Midatlantic LP,
                                                    a Delaware limited
                                                    partnership, its managing
                                                    member

                                                    By: Brandywine Midatlantic
                                                        LLC, a Delaware limited
                                                        liability company, its
                                                        general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*

                                        RADNOR GP-555 LA, L.L.C., a Delaware
                                        limited liability company

                                        By: Radnor Properties Associates-II,
                                            L.P., a Delaware limited
                                            partnership, managing member

                                            By: Radnor GP, L.L.C., a Delaware
                                                limited liability company, its
                                                general partner

                                                By: Brandywine Midatlantic LP, a
                                                    Delaware limited
                                                    partnership, its managing
                                                    member

                                                    By: Brandywine Midatlantic
                                                        LLC, a Delaware limited
                                                        liability company, its
                                                        general partner

                                                        By: Brandywine Operating
                                                            Partnership, L.P., a
                                                            Delaware limited
                                                            partnership, its
                                                            sole member

                                                        By: Brandywine Realty
                                                            Trust, a Maryland
                                                            real estate
                                                            investment trust,
                                                            its general partner*


                                          * By: ________________________________
                                            Name:
                                            Title:

[NAME OF REPRESENTATIVES]

By: ________________________________
Name:
Title:


[NAME OF REPRESENTATIVES]

By: ________________________________
Name:
Title:

On behalf of themselves and each of the other several Underwriters

                                   SCHEDULE I

                                                            Principal Amount
                                                        of Designated Securities
      Underwriter                                           to be Purchased
      -----------                                           ---------------

      [Insert Names of Underwriters]                           $
                                                                =========
      Total                                                    $
                                                                =========

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

      ______% Notes due 20__

AGGREGATE PRINCIPAL AMOUNT:

      $-----------

PRICE TO PUBLIC:

      ____% of the principal amount of the Designated Securities, plus accrued interest, if any, from _____________, 20__

PURCHASE PRICE BY UNDERWRITERS:

      ___% of the principal amount of the Designated Securities, plus accrued interest, if any, from _____________, 20__

FORM OF DESIGNATED SECURITIES:

      Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

      Federal or other same day funds

TIME OF DELIVERY:

      9:30 a.m. (New York City time), ___________ __, 20__

INDENTURE:

      Indenture, dated as of October 22, 2004, as supplemented by the First Supplemental Indenture, dated as of May 25, 2005 (the "Indenture"), among the Operating Partnership, the Guarantors and The Bank of New York, as Trustee

MATURITY:

      ___________ __, 20__

INTEREST RATE:

      ___% per annum

INTEREST PAYMENT DATES:

      ___________ __ and ___________ __, beginning on ___________ __, 20__

REDEMPTION PROVISIONS:

      [Insert as appropriate.]

SINKING FUND PROVISIONS:

      [Insert as appropriate.]

CONVERTIBILITY OR EXCHANGEABILITY PROVISIONS:

      [Insert as appropriate.]

DEFEASANCE PROVISIONS:

      As set forth in the Indenture.

GUARANTORS:

      Brandywine Realty Trust and the Subsidiary Guarantors named in the signature pages of this Pricing Agreement.

OTHER TERMS AND CONDITIONS:

      [Insert as appropriate.]

CLEAR MARKET PERIOD (Section 5(d) of the Underwriting Agreement):

      From date hereof through ________, 200_.

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

      [Insert address of counsel to Underwriters]

NAMES AND ADDRESSES OF REPRESENTATIVES:

      Designated Representatives:

            [Insert names of Representatives]

      Address for Notices, etc.:

            [Insert addresses of Representatives]

UNDERWRITERS COUNSEL:

      Simpson Thacher & Bartlett LLP

LIST OF FREE WRITING PROSPECTUSES
      (Section 2(e) of the Underwriting Agreement):

[Term sheet substantially consistent with form of term sheet comprising Annex II to the Underwriting Agreement]

INFORMATION FURNISHED TO OPERATING
   PARTNERSHIP IN WRITING BY THE
   UNDERWRITERS THROUGH THE
   REPRESENTATIVES EXPRESSLY FOR
   INCLUSION IN PROSPECTUS, TIME OF
   SALE INFORMATION OR OTHER
   DOCUMENTS (Sections 2 and 9 of the
   Underwriting Agreement):

    [As set forth in a letter delivered by the Representatives at the Time of
                                    Delivery]

                                  SCHEDULE III

                            [Insert as appropriate.]

                                   SCHEDULE IV

                            [Insert as appropriate.]

                                                                        ANNEX II

                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

                               PRICING TERM SHEET

Issuer:                                     Brandywine Operating Partnership, L.P.
Guarantors:                                 Brandywine Realty Trust and certain subsidiaries
Size:                                       $_________
Maturity:                                   _____________ __, 200_
Coupon:                                     ____%
Price:                                      ____% of principal amount
Yield to maturity:                          ____%
[Spread to Benchmark Treasury:              ____%]
[Benchmark Treasury:]                       _____]
[Benchmark Treasury [Price] and Yield:      ______   _____%]
Interest Payment Dates:                     ______ and _____, commencing _____, 2006
Redemption Provisions:
     [First call date:                      ________]
     [Make-whole call                       [At any time][Before the first call date] at
                                            a discount rate of Treasury plus __basis points]
     Redemption prices:                     Commencing _______: ___%
                                            Commencing _______: ___%
                                            Commencing _______: 100%
     [Redemption with proceeds of equity    Prior to ____, up to 35% may be redeemed at
     offering                               ___%]
Settlement:                                 T+_; _________ __, 200_
[CUSIP:                                     ]
[Ratings:                                   ]

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling ____________ or emailing ________________ at Brandywine Realty Trust and _________________.